                                                                       Exhibit 3

                         _____________________________

                           ARTICLES OF INCORPORATION

                                       OF

                             SWANN BANCSHARES, INC.

                          ____________________________


     The undersigned, acting as incorporator under the Alabama Business Corporation Act adopts the following Articles of Incorporation:

                                   Article I

     The name of the Corporation is Swann BancShares, Inc.

                                   Article II

     The period of its duration is perpetual.

                                  Article III

     The purposes for which the Corporation is organized are as follows:

           (a) To act as a bank holding company for Bank of Wedowee; and

           (b) To engage in any lawful activity and to exercise all powers permitted to it by the Alabama Business Corporation Act.

                                  Article IV

     (a) The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 1,000,000, consisting of 1,000,000 shares of $.10 par value common stock.

     (b) Dividends upon common stock shall be payable only when, as and if declared by the board of directors from funds lawfully available therefor, which funds shall include without limitation, the Corporation's capital surplus. Dividends upon shares of any class of series of common stock may be paid in cash, property, or shares of any class or series of common stock of the Corporation, as may be determined by resolution or resolutions of the board of directors.

     (c) Written restrictions on the global transfer or registration of transfer of the Corporation=s capital stock, securities or evidences of indebtedness or any interest therein may be imposed by the Corporation, entered into as party of an agreement, adopted as Bylaws, or recognized by the Corporation as the Corporation's board of directors may determine by resolution or resolutions. Any such transfer restrictions shall be noted conspicuously on the security or evidence of indebtedness.

                                   Article V

     (a) Except as otherwise required by applicable law, no contract or other transaction between the Corporation and one or more of its directors or any other person, corporation, firm, association or entity in which one or more of its directors or officers are financially interested, shall be void or voidable because of such relationship or interest, or because such director or directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves or ratifies such contract or transaction, if the contract or transaction is fair and reasonable to the Corporation, and if:

          (1) The fact of such relationship or interest is disclosed to the board of directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose, without counting the votes or consents of such interested directors or consents of such interested directors and without considering such interested directors as present for purposes of constituting a quorum; or

          (2) The fact of such relationship or interest is disclosed to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent.

     (b) The Corporation may from time to time enter into any agreement to which all, or less than all, holders of record of the issued and outstanding shares of the Corporation's capital stock, other securities or evidences of indebtedness are parties, restricting the transfer or registration of transfer of any or all shares of the Corporation's capital stock, upon such reasonable terms and conditions as may be approved by resolution or resolutions adopted by the Corporation's board of directors.

                                  Article VI

     The address of the registered office of the Corporation is 111 West Broad Street, Wedowee, Alabama 36278 and the name of its registered agent at such address is Robert B. Folsom, Jr.

                                  Article VII

     The number of directors constituting the initial board of directors of the Corporation is seven (7) and names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify is:

          Name                            Address
          ----                            -------

          Joe H. Allen             145 Longshore Drive
                                   Wedowee, AL 36278

          James Lamar Brown        445 Price Street
                                   Roanoke, AL 36274

          Robert B. Folsom, Jr.    717 Lockwood Avenue
                                   Anniston, AL 36207

          Glenda G. Hale           248 West Point Street
                                   Roanoke, AL 36274

          Charles T. Holmes        226 County Road 603
                                   Wedowee, AL 36278

          Robert C. Rampy          312 County Road 120
                                   Post Office Box 128
                                   Woodland, AL 36280

          John Seegar              Post Office Box 155
                                   Wedowee, AL 36278

                                 Article VIII

     The name and address of the incorporator is:

          Name                            Address
          ----                            -------

          Robert B. Folsom, Jr.           717 Lockwood Avenue
                                          Anniston, AL 36207

                                  Article IX

     A director shall not be held personally liable to the Corporation or its shareholders for monetary damages for any action taken, or any failure to take any action as a director, except this provision shall not eliminate the liability of a director for (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) an intentional infliction of harm on the Corporation or the shareholders; (iii) a violation of Section 10-2B-
8.33 of the Alabama Business Corporation Act; (iv) an intentional violation of criminal law; or (v) a breach of a director's duty of loyalty to the Corporation or its shareholders. It is the intention that the directors of the Corporation be protected from personal liability to the fullest extent permitted by the Alabama Business Corporation Act as it now or hereafter exists. If at any time in the future the Alabama Business Corporation Act is modified to permit further or additional limitations on the extent to which directors may be held personally liable to the Corporation, the protection afforded by this Article IX shall be expanded to afford the maximum protection permitted under such law. Any repeal or modification of this Article IX by the shareholders of the Corporation shall be prospective only, and shall not diminish the rights, or expand the personal liability of a director of the Corporation with respect to any act or omission occurring prior to the time of such repeal or modification.

          _____________________
          Robert B. Folsom, Jr.

THIS INSTRUMENT PREPARED BY:
Michael D. Waters
Balch & Bingham LLP
Post Office Box 78
Montgomery, Alabama 36101-0078

                        _______________________________

                            SWANN BANCSHARES, INC.

                                    BYLAWS

                        ______________________________

                    _______________________________________

                            SWANN BANCSHARES, INC.

                                    BYLAWS
                   ________________________________________


                                                                        Page
                                                                        ----
                                   ARTICLE I
                                   ---------
                                    Offices
                                    -------

     Section  1.  Registered Office....................................   1
     Section  2.  Principal Office.....................................   1
     Section  3.  Other Offices........................................   1

                                   ARTICLE II
                                   ----------
                            Meetings of Shareholders
                            ------------------------

     Section  1.  Location.............................................   1
     Section  2.  Annual Meetings......................................   1
     Section  3.  Special Meetings.....................................   2
     Section  4.  Notice of Shareholders' Meetings.....................   2
     Section  5.  Shareholder List.....................................   2
     Section  6.  Business of Special Meetings.........................   2
     Section  7.  Quorum of Shareholders...............................   2
     Section  8.  Action by Shareholders...............................   3
     Section  9.  Voting...............................................   3
     Section 10.  Waiver of Notice.....................................   3
     Section 11.  Action by Shareholders Without a Meeting.............   3

                                  ARTICLE III
                                  -----------
                               Board of Directors
                               ------------------

     Section  1.  General Powers; Number, Tenure and Qualifications....   4
     Section  2.  Vacancies............................................   4
     Section  3.  Location of Meetings.................................   4
     Section  4.  Organizational Meeting...............................   4
     Section  5.  Regular Meetings.....................................   4
     Section  6.  Special Meetings.....................................   4

     Section  7.  Meetings by Conference Telephone, etc................   5
     Section  8.  Quorum of Directors..................................   5
     Section  9.  Action Without a Meeting.............................   5
     Section 10.  Committees...........................................   5
     Section 11.  Committee Meetings, Minutes and Reports..............   6
     Section 12.  Compensation.........................................   6
     Section 13.  Transactions with Directors, etc.....................   6

                                   ARTICLE IV
                                   ----------
                                    Notices
                                    -------

     Section  1.  Manner of Giving Notice..............................   7
     Section  2.  Waiver of Notice.....................................   7

                                   ARTICLE V
                                   ---------
                                    Officers
                                    --------

     Section  1.  Number...............................................   7
     Section  2.  Election.............................................   7
     Section  3.  Appointive Officers..................................   8
     Section  4.  Compensation.........................................   8
     Section  5.  Term, Removal, Resignation and Vacancies.............   8
     Section  6.  Chairman of the Board................................   8
     Section  7.  Vice Chairman........................................   8
     Section  8.  President............................................   8
     Section  9.  Vice Presidents......................................   9
     Section 10.  Treasurer............................................   9
     Section 11.  Assistant Treasurers.................................   9
     Section 12.  Secretary............................................   9
     Section 13.  Assistant Secretary..................................  10
     Section 14.  Corporation, Officer and Employee Bonds..............  10
     Section 15.  Execution of Instruments.............................  10
     Section 16.  Receipts, Checks, Drafts, etc........................  11

                                   ARTICLE VI
                                   ----------
                                 Capital Stock
                                 -------------

     Section  1.  Certificates.........................................  11
     Section  2.  Stock Records........................................  11
     Section  3.  Stock Transfer.......................................  11
     Section  4.  Lost, Destroyed and Mutilated Certificates...........  12
     Section  5.  Record Date..........................................  12
     Section  6.  Regulations..........................................  12


                                  ARTICLE VII
                                  -----------
                               General Provisions
                               ------------------

     Section  1.  Declaration of Distributions.........................  12
     Section  2.  Annual Reports to Shareholders.......................  12
     Section  3.  Fiscal Year..........................................  13
     Section  4.  Corporate Seal.......................................  13
     Section  5.  Indemnification......................................  13

                                 ARTICLE VIII
                                 ------------

Amendment of ByLaws....................................................  16
-------------------

                          ___________________________

                            SWANN BANCSHARES, INC.

                                    BYLAWS
                          ___________________________


                                   ARTICLE I

                                    Offices
                                    -------

     Section 1. Registered Office. The registered office of the Corporation, as designated in the Articles of Incorporation, may be changed from time to time by resolution of the Board of Directors and by filing notice of such change as required by law.

     Section 2. Principal Office. The Corporation's principal office will be in the City of Wedowee, County of Randolph, State of Alabama.

     Section 3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Alabama as the Board of Directors may from time to time determine or the business of the Corporation may require to the extent not prohibited by law.


                                   ARTICLE II

                            Meetings of Shareholders
                            ------------------------

     Section 1. Location. All meetings of shareholders shall be held at the Corporation's principal office, or at such other place either within or without the State of Alabama as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     Section 2. Annual Meetings. Annual meetings of shareholders shall be held on the second Tuesday in January in each year, if not a legal holiday, and if a legal holiday, then on the next business day following. At the annual meeting, the shareholders shall elect a Board of Directors by plurality vote, and shall transact any other business as may properly come before the meeting.

     Section 3. Special Meetings. Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by (i) the Chairman, the President or the Board of Directors; (ii) the holders of not less than ten percent (10%) of all the shares entitled to be cast on any issue proposed to be considered at the proposed special meeting or if such holders sign, date and deliver to the Corporation's

President or Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held, who shall, within 21 days of the receipt of such demand, cause notice to be given of the meeting to be held within the minimum time following the notice prescribed in Section 4 below; or
(iii) the holders of not less than ten percent (10%) of the votes entitled to be cast at the special meeting who signed a demand under clause (ii) above if notice was not given within the 21 days after such demand or the special meeting was not held in accordance with the notice.

     Section 4. Notice of Shareholders' Meetings. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. The capital stock or bonded indebtedness of the Corporation shall not be increased at the annual meeting unless thirty (30) days' notice has been given before the date of the meeting, or pursuant to such lesser or greater requirements of Section 234 of the Constitution of Alabama as the same may be amended from time to time.

     Section 5. Shareholder List. After fixing a record date for a meeting, the officer having charge of the stock transfer books for shares of the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of a shareholders' meeting. The list must be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each shareholder. The shareholders' list must be available for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the Corporation's principal office. A shareholder, or his or her agent or attorney, is entitled on written demand to inspect and, for a proper purpose, to copy the list, during regular hours and at its expense, during the period it is available for inspection. The Corporation shall make the list available at the meeting, and any shareholder, or his or her agent or attorney, is entitled to inspect the list at any time during the meeting or any adjournment thereof. The stock transfer records of the Corporation shall be prima facie evidence as to who are the shareholders entitled to examine the shareholders' list or transfer records or to vote at any meeting of shareholders.

     Section 6. Business of Special Meetings. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

     Section 7. Quorum of Shareholders. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of shareholders. If, however, such quorum is not present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the adjourned meeting shall be given to the shareholders entitled to vote at the meeting. Every meeting of the shareholders may be adjourned from time to time until its business is completed, and except as provided herein or by applicable law, no notice need be given of such adjourned meeting.

     Section 8. Action by Shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Constitution of Alabama as the same may be amended from time to time, statute, or the Articles of Incorporation.

     Section 9. Voting. Each shareholder shall at every meeting of the shareholders be entitled to one (1) vote in person or by proxy for each Share having voting power held by such shareholder. A proxy may be appointed by an instrument in writing subscribed by such shareholder or his duly authorized attorney-in-fact. The proxy holder need not be a shareholder. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 10. Waiver of Notice. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. A shareholder's attendance at a meeting: (i) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting and (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter before action is taken on the matter.

     Section 11. Action by Shareholders Without a Meeting. Any action required to be taken at a meeting of shareholders of the Corporation may be taken without a meeting if the action is taken by all shareholders entitled to vote on the action. The action must be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action, and such consent shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records. The record date for determining the shareholders entitled to take action without a meeting is the date the first shareholder signs the consent.

                                  ARTICLE III

                               Board of Directors
                               ------------------

     Section 1. General Powers; Number, Tenure and Qualifications. All corporate powers shall be exercised by or under authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors, comprised of not less than one (1) nor more than twenty (20) persons. The Board may increase or decrease by thirty percent (30%) or less the number of directors last approved by the shareholders, but only the shareholders may increase or decrease by more than thirty percent (30%) the number of directors last approved by the shareholders. Directors shall be natural persons of the age of at least nineteen (19) but need not be residents of the State of Alabama or shareholders of the Corporation. Directors shall be elected at each annual meeting of the shareholders, and shall hold office for one year terms or until their successors are elected and qualified.

     Section 2. Vacancies. If a vacancy occurs on the Board: (i) the shareholders may fill the vacancy, whether resulting from an increase in the number of directors or otherwise; (ii) the board of directors may fill the vacancy, except that the directors shall not have the power to fill a vacancy resulting from an increase in the number of directors by more than thirty percent (30%) of the number of directors last approved by the Shareholders, or
(iii) if the directors remaining in office constitute fewer than a quorum of the Board, they may fill the vacancy, if it is one that the directors are authorized to fill, by the affirmative vote of a majority of all the directors remaining in office. A director elected to fill a vacancy shall be elected to serve until the next annual meeting of shareholders. If there are no directors in office, then the shareholders may hold a special meeting to elect directors.

     Section 3. Location of Meetings. Meetings of the Board of Directors, regular or special, shall be held at the Corporation's principal office unless otherwise specified in the notice thereof, in which event the meeting shall be held where specified in the notice, either within or without the State of Alabama.

     Section 4. Organizational Meeting. The first meeting of each newly-elected Board of Directors shall be held immediately after and in the same place as the annual meeting of Shareholders. No notice of such meeting shall be necessary to the newly-elected directors in order to legally constitute the meeting, provided a quorum is present.

     Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held on the day and time specified by resolution of the Board of Directors. No notice of regular meetings need be given, unless the time and place of such meetings are other than those stated therein.

     Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or President or any two (2) or more directors on twenty-four (24) hours' personal, telephonic, or telegraphic notice to each director, or preceded by at least two days' notice of the date, time and place of the meeting. The notice need not describe the purpose of the special meeting. Attendance at or participation by a director at a special meeting (i) waives objection to lack of any required notice or defective notice of the meeting, unless the director at the beginning of the meeting (or promptly upon arrival) objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the director objects to considering the matter before action is taken on the matter.

     Section 7. Meetings by Conference Telephone, etc. Meetings of the Board of Directors and of any committee thereof may be held by means of a conference telephone or other communication by which all directors participating may simultaneously hear each other during the meeting. Participation by such means shall constitute presence in person at any such meeting.

     Section 8. Quorum of Directors. A majority of the fixed number of directors shall constitute a quorum for the transaction of business. If a quorum is present when a vote is taken, the affirmative vote of a majority of directors present is the act of the Board unless the Articles of Incorporation require the vote of a greater number of directors. A director is, unless established to the contrary, presumed present for quorum purposes for the remainder of the meeting at which he has been present for any purpose. A director who is present at a meeting of the Board or any committee of the Board when corporate action is taken is deemed to assent to the action taken unless
(i) he objects at the beginning of the meeting (or promptly upon arrival) to holding it or transacting business at the meeting or, as to a matter required under the Articles of Incorporation or these Bylaws to be included in the notice of the purpose of the meeting, he objects before action is taken on the matter;
(ii) his dissent or abstention from action taken is entered in the minutes of the meeting; or (iii) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

     Section 9. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if the action is taken by all members of the Board and evidenced by one or more consents in writing, setting forth the action so taken, shall be signed by each member of the Board or committee, as the case may be, and included in the minutes or filed with the corporate records reflecting the action taken. Action taken is effective when the last director signs the consent, unless the consent specifies a different effective date.
Such consent shall have the same effect as a unanimous vote.

     Section 10. Committees. The Board of Directors may create one (1) or more committees, each committee to consist of one (1) or more members, who serve at the pleasure of the Board. The creation of a committee and appointment of members to it must be approved by the greater of (i) a majority of all the directors in office when the action is taken or (ii) the number of directors required by the Articles of Incorporation or Bylaws to take action. To the extent specified by the Board or in the Articles of Incorporation or Bylaws, each committee may exercise the authority of the Board of Directors, shall have and may exercise all the authority of the Board of Directors in the management of the business and affairs of the Corporation; except that no such committee shall have the authority of the Board of Directors with reference to (1) authorizing distributions, (2) approving or proposing to shareholders actions requiring approval by shareholders, (3) filling vacancies on the board of directors or on any of its committees, (4) amending articles of incorporation,
(5) adopting, amending or repealing these Bylaws, (6) approving a plan of merger not requiring shareholder approval, (7) authorizing or approving reacquisition of shares, except according to formula or method prescribed by the board of directors, or (8) authorizing or approving the issuance or sale or contract for sale of shares, or determining the designation and relative rights, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.

     Section 11. Committee Meetings, Minutes and Reports. Meetings of any committee of the Board may be called by the President, or by the chairman of the committee, at any time upon personal, telephonic, telegraphic, written or such other notice as may be determined by such committee. A majority of the members of each committee may fix such committee's rules of procedure, determine its manner of acting, and fix the time and place, whether within or without the State of Alabama, of its meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors whenever required or requested.

     Section 12. Compensation. The Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attending each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

     Section 13. Transactions with Directors, etc. A director's conflicting interest transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the Corporation, because the director, or any person with whom or which he or she has a personal, economic, or other association, has an interest in the transaction, if:

          (1) Director's action respecting the transaction was at any time taken in compliance with Section 10-2B-8.62; or

          (2) Shareholders' action respecting the transaction was at any time taken in compliance with Section 10-2B-8.63; or

          (3) The transaction, judged according to the circumstances at the time of commitment, is established to have been fair to the Corporation.

                                   ARTICLE IV

                                    Notices
                                    -------

     Section 1. Manner of Giving Notice. Except as otherwise required by law, whenever notice is required to be given to any director or shareholder, such notice requirement can be satisfied by giving written notice by mail or private carrier, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the earliest time of when received, five days after its deposit in the United States mail, as evidenced by the postmark, if mailed postpaid and correctly addressed or on the date shown on the return receipt, if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee. Notice to directors may also be given in person, or by telephone, telegraph, teletype, telecopier, facsimile transmission, or other form of wire or wireless communication.
Written notice by a domestic or foreign corporation to its shareholders is effective when mailed, if mailed postpaid and correctly addressed to the shareholder's address shown in the Corporation's current record of shareholders. The Secretary shall give, or cause to be given, the notices required by law or these Bylaws of all meetings of the Shareholders, and of the Board of Directors and its committees.

     Section 2. Waiver of Notice. Whenever any notice is required to be given to any shareholder or director of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice and shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.


                                   ARTICLE V

                                    Officers
                                    --------

     Section 1. Number. The Board of Directors shall elect the Corporation's officers. The Board of Directors or a duly appointed officer may appoint one or more officers or assistant officers. The Board of Directors shall delegate to one of the officers responsibility for preparing minutes of the directors' and shareholders' meetings and for authenticating records of the Corporation. Any number of offices may be held by the same person.

     Section 2. Election. The Board of Directors, at its annual organizational meeting, may choose a Chairman, Vice Chairman, President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as it deems necessary or desirable. If the officers, or any of them, for any reason should not be elected at the Board of Directors' organizational meeting, they may be elected at any regular or special meeting of the Board of Directors.

     Section 3. Appointive Officers. The Board may from time to time appoint or delegate the appointment of such other officers as it may deem necessary, including one or more Assistant Secretaries and one or more Assistant Treasurers. Such officers shall hold office for such period, have such authority and perform such duties, subject to the control of the Board, as are in these Bylaws provided or as the Chairman of the Board, the President or the Board may from time to time prescribe. The President shall have authority to appoint and remove agents and employees and to prescribe their powers and duties and may authorize any other officer or officers to do so.

     Section 4. Compensation. The salaries and other compensation of the Corporation's principal officers shall be fixed by the Board of Directors, after taking account of any recommendations by any committee which is authorized to advise the Board with respect to compensation. The Board may from time to time delegate to any principal officer or to any committee power to fix the salaries and other compensation for all other Corporation officers, employees and agents. The action of the Board of Directors in so fixing officer compensation shall not be rendered invalid by reason of the fact that a director voted in favor of a resolution fixing his own salary or by reason of the fact that his presence was necessary to constitute a quorum of the Board.

     Section 5. Term, Removal, Resignation and Vacancies. The Corporation's officers shall hold office until their successors are elected and qualified.
Any officer may be removed at any time with or without cause by the affirmative vote of a majority of the Board of Directors. An officer may resign at any time by giving notice to the Corporation. A resignation is effective when the notice is given unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date. Any vacancy occurring in any office of the Corporation shall be filled in the manner prescribed in these Bylaws for regular election or appointment to such office.

     Section 6. Chairman of the Board. The Chairman of the Board shall, when present, preside at all meetings of the Board of Directors, and of the shareholders. In general, he shall perform all the duties incident to the office of Chairman of the Board, and such other duties as the board may from time to time determine or as may be prescribed by these Bylaws.

     Section 7. Vice Chairman. The Vice Chairman, in the absence, inability or disability of the Chairman, shall perform the Chairman's duties. The Vice Chairman shall have such other duties as may be prescribed by the Board of Directors from time to time.

     Section 8. President. The President shall be the chief executive officer of the Corporation, and subject to the control of the Board of Directors, shall determine the Corporation's basic policies, have general supervision of its business and affairs and be responsible for all internal operations of the Corporation. The President shall report to the Board of Directors, and shall be responsible for personnel, and shall designate and assign the duties of the officers under his supervision, at the direction or with the approval of the Board of Directors.

     The President shall have the authority to execute bonds, mortgages and other contracts and instruments requiring a seal, under the seal of the Corporation; and shall have the authority to endorse, when sold, assigned, transferred, or otherwise disposed of, all certificates for shares of stock, bonds, securities or evidences of indebtedness issued by other corporations, associations, trusts, individuals or entities, whether public or private, or by any government or agency thereof, which are owned or held by the Corporation, and to make, execute and deliver all instruments of assignment or transfer of any stocks, bonds, securities, evidences of indebtedness, agreements, or other property owned or held by the Corporation in any capacity. He shall, under the supervision of the Board, be responsible for all investments of the Corporation and shall have full authority to do any and all things delegated to him by the Board of Directors or by any committee of the Board having authority.

     Section 9. Vice Presidents. The Vice Presidents, in order of their seniority or as designated by the Board of Directors, shall in the absence, inability or disability of the President, perform the duties and exercise the powers of said office, and when so acting shall be subject to all restrictions upon the President. At all other times the Vice Presidents shall perform such other duties and exercise such other powers as the Board of Directors may prescribe, or as the President may delegate.

     Section 10. Treasurer. The Treasurer shall be the Corporation's chief financial officer and shall have the custody of such property and assets of the Corporation as may be entrusted to him by the Board of Directors or by the President. He shall, subject to the general supervision of the Board of Directors and any audit committee thereof, have general supervision and authority over the Corporation's books and accounts, its methods and systems of recording and keeping account of its business transactions and of its assets and liabilities, and within such authority, prepare and deliver all reports and returns required of the Corporation by law or by any governmental or regulatory authority pertaining to the condition of the Corporation and its assets and liabilities. He shall be responsible for preparing statements showing the Corporation's financial condition and results of operation, and shall furnish such reports and financial records as may be required or requested by the Board of Directors, the Chairman or the President. He shall receive and give receipt for funds due and payable to the Corporation, shall have charge and custody of all funds and securities of the Corporation and shall deposit all such funds in the Corporation's name in such banks and depositories selected or authorized by the Board. The Treasurer shall perform or cause to be performed all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board.

     Section 11. Assistant Treasurers. The Assistant Treasurer, or if there are more than one, the Assistant Treasurers in the order designated by the Board of Directors shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer, and at all other times shall perform such duties and have such powers as the Board of Directors, the Chairman, the President or the Treasurer may prescribe from time to time.

     Section 12. Secretary. The Secretary shall attend all meetings of the Board of Directors and of the shareholders, and shall keep the minutes of all proceedings of such meetings in books kept for these purposes, and shall perform like duties for the standing committees of the Board when required. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chairman or the President. He shall have custody of the corporate seal of the Corporation and shall affix the same to any instrument requiring it, and when so affixed, it may be attested by his signature or by the signature of any Assistant Secretary. The Secretary shall also keep a stock ledger containing the names of all persons who are now or hereafter become shareholders of the Corporation showing their places of residence, the respective number of shares held by them, and the time when they respectively became the holders of such shares.

     Section 13. Assistant Secretary. The Assistant Secretary, or if there are more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there is no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the power of the Secretary, and at all other times shall perform such other duties and have such other powers as the Board of Directors, the Chairman, the President or the Secretary may from time to time prescribe.

     Section 14. Corporation, Officer and Employee Bonds. The Board of Directors shall fix and prescribe the amount of bond, if any, that may be required of the Corporation, and of each officer and employee of the Corporation. Such bonds shall be made by a bonding company or companies authorized to make such bonds in Alabama or any other applicable jurisdiction, and in such form as may be approved by the Corporation's Board of Directors. The Board of Directors may in its discretion, require an increase in the amount of such bond or other additional bond and security, as the Board deems necessary, desirable or expedient for the better protection of the Corporation and those with whom it does business.

     Section 15. Execution of Instruments. The Chairman and the President are authorized, in their discretion, and to the extent permitted herein and by law, to do and perform any and all corporate and official acts in carrying on the Corporation's business, including, but not limited to, the authority to make, execute, acknowledge and deliver all deeds, mortgages, releases, bills of sale, assignments, transfers, leases, powers of attorney or of substitution, proxies to vote stock, or any other instrument in writing that may be necessary in the purchase, sale, lease, assignment, transfer, management or handling in any way of property of any description held or controlled by the Corporation, in any capacity. This shall include authority from time to time, to borrow money in such amounts, for such lengths of time, at such rates of interest and upon such terms and conditions as any said officer may deem proper, and to evidence the indebtedness thereby created by executing and delivering in the Corporation's name, promissory notes or other appropriate evidences of indebtedness. The enumeration herein of particular powers shall not restrict in any way the general powers and authority of said officers. The Board may authorize any other officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be delegated by the person so authorized; but unless so authorized by the Board or these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount. In addition to the Treasurer, the Secretary or any Vice President, Assistant Treasurer or

Assistant Secretary is authorized to attest the signature of the President or Chairman and to affix the corporate seal to any and all instruments requiring such attestation or execution under seal.

     Section 16. Receipts, Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, or agent or agents, as shall from time to time be determined by resolution of the Board. The President, any Vice President, the Treasurer, any Assistant Treasurer or any other officer or employee designated by the Board of Directors, is authorized and empowered on behalf of the Corporation and in its name to endorse checks and warrants, to draw drafts, to give receipts for money due and payable to the Corporation, and to sign such other papers and do such other acts as are necessary or appropriate to perform his duties.


                                   ARTICLE VI

                                 Capital Stock
                                 -------------

     Section 1. Certificates. Every holder of fully-paid Corporation shares shall be entitled to have a certificate, signed in the Corporation's name by the Chairman, the President, the Treasurer or a Vice-President and by the Secretary or an Assistant Secretary of the Corporation, certifying the number and class of shares and the designation of the series, if any, owned by him. Certificates representing Corporation shares shall be issued in numerical order, and the Corporation's seal or a facsimile thereof may be affixed to each certificate. The signature of any of the specified officers may be actual or a facsimile. If the person who signed (either manually or in facsimile) a share certificate no longer holds office when the certificate is issued, the certificate is nevertheless valid. Shares or interests in the stock of corporations are personal property, transferable on the books of the Corporation in the manner provided by law.

     Section 2. Stock Records. A record shall be kept of the respective names of persons owning the shares represented by certificates, the number of shares represented by such certificates, respectively, and the respective issue dates thereof, and in the case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled and a new certificate or certificates shall not be issued in exchange for any existing certificates until such existing certificate shall have been so canceled, except in cases otherwise provided for in this Article VI.

     Section 3. Stock Transfer. Corporation shares shall be transferred only upon the Corporation's books by the registered holder thereof, either in person or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, or with the Corporation's duly appointed transfer agent, upon payment of all taxes on such transfer, and surrender of properly endorsed certificates for such shares. The Corporation shall be entitled to recognize the exclusive right of a person or entity registered on its books as the owner of shares entitled to receive dividends and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such

Share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as may otherwise be required by the laws of Alabama. The Corporation's obligation to effect a transfer of shares shall be subject to all provisions of the Articles of Incorporation and these Bylaws, and to any applicable restrictions on transfer imposed or permitted pursuant to such Articles of Incorporation, these Bylaws, or applicable law or agreement.

     Section 4. Lost, Destroyed and Mutilated Certificates. The holder of any shares shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board may, in its discretion, and after the expiration of such period of time as it may determine to be advisable, cause a new certificate or certificates for shares of stock to be issued, upon the surrender of the mutilated certificate, or in case of loss or destruction of the certificate, upon proof satisfactory to the Board of such loss or destruction. The Board may, in its sole discretion, require the owner of the lost, destroyed or mutilated certificate, or his legal representatives, to give the Corporation a bond, in such sum and with such surety or sureties as it may direct, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, destruction or mutilation of any such certificate or the issuance of such new certificate.

     Section 5. Record Date. For the purpose of determining shareholders entitled to notice of a shareholders' meeting, to demand a special meeting, to vote, or to take any other action, the Board of Directors of the Corporation may fix the record date but not to exceed, in any case, seventy (70) days before the meeting or action requiring a determination of shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders' meeting is effective for any adjournment of the meeting unless the Board fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

     Section 6. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the Corporation. It may appoint, or authorize any principal officer or officers to appoint, one (1) or more transfer agents and one (1) or more registrars, and may require all certificates for shares of the Corporation to bear the signature or signatures of any of them.


                                  ARTICLE VII

                               General Provisions
                               ------------------

     Section 1. Declaration of Distributions. Except as otherwise expressly provided by the Articles of Incorporation, distributions with respect to the Corporation's shares may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions may be paid in cash, property, or in shares of the Corporation of any class or series.

     Section 2. Annual Reports to Shareholders. The Board of Directors shall cause the Corporation to mail to each of its shareholders, not later than one hundred twenty (120) days after the close of each of its fiscal years, a financial statement, which may be consolidated, including a balance sheet as of the end of such fiscal year and a statement of income for such fiscal year.
Such financial statement shall be prepared in accordance with generally accepted accounting principles, but need not be audited, or, if the books of the Corporation are not maintained on that basis, may be prepared either on the same basis used by the Corporation for filing its United States income tax returns or as required by appropriate regulatory agencies. The financial statement shall be accompanied by a report of the President, the officer of the Corporation in charge of its financial records or a certified public accountant stating whether, in his opinion, the financial statements of the Corporation present fairly the financial position of the Corporation and the results of its operations in accordance with generally accepted accounting principles and, if not, describing the basis of their preparation and giving his opinion of the fairness of the presentation of the data shown by them, in accordance with accounting procedures generally used in the trade, industry or business conducted by the Corporation.

     Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the words "Seal" or "Corporate Seal" and "Alabama", as impressed in the margin hereof. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced or otherwise used on document or instrument.

     Section 5. Indemnification.

     (a) The Corporation shall indemnify all persons who may be indemnified by the Corporation to the full extent required or permitted by law, including but not limited to the indemnification provided in Sections 10-2B-8.50 through 10-2B-8.58 of the Alabama Business Corporation Act, as such Alabama Business Corporation Act or such Sections 10-2B-8.50 through 10-2B-8.58 now or hereafter exist.

     (b) In addition to the above, and without restricting the power or duty of the Corporation to provide indemnification, the Corporation shall:

          (i) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, including appeals and whether formal or informal by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including reasonable attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such claim, action, suit or proceeding if he conducted himself in good faith and he reasonably believed (1) in the case of conduct in his official capacity with the Corporation, that his conduct was in the best interests of the Corporation,
     (2) in the case of conduct with respect to an employee benefit plan, that his conduct was for a purpose that was in the best interests of the participants and beneficiaries, and (3) in all other cases (except a criminal action or proceeding), that his conduct was at least not opposed to the Corporation's best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any claim, action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the person did not conduct himself in good faith and in a manner in which he reasonably believed (1) in the case of conduct in his official capacity with the Corporation, that his conduct was not in the best interests of the Corporation, (2) in the case of conduct with respect to an employee benefit plan, that his conduct was for a purpose that was not in the best interests of the participants and beneficiaries, and (3) in all other cases (except a criminal action or proceeding), that his conduct was opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. The Corporation may not, however, indemnify a person if (1) in connection with any claim, action, suit or proceeding by or in the right of the Corporation, if the person was adjudged liable to the Corporation or (2) in connection with any other claim, action, suit or proceeding charging improper personal benefit to the person, whether or not involving action in his official capacity, if the person was adjudged liable on the basis that a personal benefit was improperly received by him.

          (ii) Indemnify any director, officer, employee or agent of the Corporation against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with any action, suit, or proceeding referred to in paragraph (i) of this subsection or in defense of any claim, issue or matter therein, to the extent that he has been successful on the merits or otherwise in defense of any such action, suit or proceedings, or in defense of any claim, issue or matter therein. Any indemnification under paragraph (i) of this subsection, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraph (i) of this subsection. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such claim, action, suit or proceeding, or (2) if such a quorum is not obtainable, by majority vote of a committee duly designated by the board of directors (in which designated directors who are parties to such action may participate) consisting solely of two or more directors not at the time parties to the action, or (3) by special legal counsel, selected by the board of directors or its committee in the manner prescribed in (1) or (2) or, if a quorum of the board of directors cannot be obtained under (1) and a committee cannot be designated under (2), selected by a majority vote of the full board of directors (in which selected directors who are parties to the action may participate, or (4) by the shareholders, but shares owned by or voted under the control of directors, officers, employees or agents who are at the time parties to the action may not be voted on the determination. (In the case of a shareholder vote, a majority of the shares that are entitled to vote on the transaction by virtue of not being owned by or under the control of such directors constitutes a quorum for the purpose of taking action under this provision).

          (iii) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding if the court in which such action was brought or another court of competent jurisdiction determines that the person is entitled to mandatory indemnification under Section 10-2B-8.52 of the Alabama Business Corporation Act or that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the applicable standard of conduct in paragraph (i) of this subsection or was adjudged liable to the Corporation.

     (c) In addition to the above provisions of this Section, and without restricting the power or duty of the Corporation to provide indemnification thereunder, unless prohibited by law, the Corporation may indemnify any director, officer, employee or agent under such circumstances and to the extent approved by the holders of a majority of the shares of stock of the Corporation; provided, however, that the shares of stock of the person or persons proposed to be indemnified shall not be included for the purpose of determining what constitutes a majority and such shares shall not be voted on the issue. Indemnification may be provided under this subsection (c) notwithstanding the fact that it has been denied, expressly or by implication, under subsections (a) or (b) of this Section.

     (d) Expenses (including attorneys' fees) incurred in defending a civil or criminal claim, action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such claim, action, suit or proceeding as authorized in the manner provided in subsections (b) and (c) of this Section upon (1) if authorized pursuant to subsection (b), receipt of a written affirmation by the director, officer, employee or agent of good faith belief that he has met the appropriate standard of conduct provided in subsection (b),
(2) receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if and to the extent that it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in subsections (b) and (c) of this Section, and (3) a determination that the facts then known to those making the determination would not prevent indemnification under these Bylaws.

     (e) The indemnification authorized by this Section shall not be deemed exclusive of and shall be in addition to any other right to which those indemnified may be entitled under any statute, rule of law, provision of the Articles of Incorporation, these Bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a person.

     (f) The Corporation may purchase and maintain insurance or furnish similar protection (including but not limited to trust funds, self-insurance reserves, or the like) on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section or under Sections 10-2B-8.50 through 10-2B-8.58 of the Alabama Business Corporation Act, as such Sections 10-2B-8.50 through 10-2B-8.58 or such Act now or may hereafter exist.

     (g) For purposes of these Bylaws, the phrase official capacity shall mean
(i) with respect to a director, the office of director in the Corporation; and
(ii) when used with respect to an individual other than a director, the office in the Corporation held by an officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation. Official capacity does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan, or other enterprise.


                                  ARTICLE VIII

                              Amendment of Bylaws
                              -------------------

     These Bylaws may be altered, amended, added to, or repealed and new Bylaws adopted by the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors if notice of such proposed action is contained in the notice of such special meeting. The Board of Directors may not alter, amend, add to, or repeal any Bylaw establishing what constitutes a quorum at meetings of the shareholders. These Bylaws also may be altered, amended, added to or repealed and new Bylaws adopted by majority vote of the shareholders at any annual meeting thereof, or at any special meeting if notice of such proposed action shall have been given to each shareholder.